                                Prospectus Supplement filed under Rule 424(b)(3)
                                                  S-3 Registration No. 333-21475



PROSPECTUS SUPPLEMENT
(to Prospectus dated June 4, 1997)

THIS DOCUMENTS CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. INFORMATION CONTAINED HEREIN IS SUBJECT TO AMENDMENT.

                                MEDPARTNERS, INC.

                        5,994,594 SHARES OF COMMON STOCK,
                            PAR VALUE $.001 PER SHARE

         The Prospectus, dated June 4, 1997 (the "Prospectus"), relating to the offering for resale of up to 5,994,594 shares of Common Stock, par value $.001 per share, of MedPartners, Inc. ("MedPartners"), is hereby supplemented as set forth below.

1. The information set forth opposite the name of MICHAEL B. ALEXANDER, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

2. The information set forth opposite the name of LLOYD H. ALTERMAN, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

3. The information set forth opposite the name of PAUL B. AVONDOGLIO in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

4. The information set forth opposite the name of JOSEPH BARRESI in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

5. The information set forth opposite the name of ANDREW D. BEAMER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

6. The information set forth opposite the name of JOSEPH A. BELLADONNA in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

7. The information set forth opposite the name of KERRY BERGMAN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

8. The information set forth opposite the name of RICHARD W. BRENNER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

9. The information set forth opposite the name of KENNETH P. BRIN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

10. The information set forth opposite the name of HOWARD S. BRITT in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

11. The information set forth opposite the name of MELISSA M. BROWN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

12. The information set forth opposite the name of STUART J. BURSTIN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

13. The information set forth opposite the name of PAUL J. CARNIOL in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

14. The information set forth opposite the name of PETER M. COLUCIO, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

15. The information set forth opposite the name of DAVID M. COOPER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

16. The information set forth opposite the name of JOSEPH T. CORONA in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

17. The information set forth opposite the name of CHARLES M. CULBERT in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

18. The information set forth opposite the name of CHARLES DOOLEY, JR., M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

19. The information set forth opposite the name of CHARLES GELBER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

20. The information set forth opposite the name of THOMAS GIANIS in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

21. The information set forth opposite the name of ALICE B. GIBBONS in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

22. The information set forth opposite the name of J. SCOTT GILLIN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

23. The information set forth opposite the name of ANDREW C. GREENE in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

24. The information set forth opposite the name of GABRIEL G. GRUBER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

25. The information set forth opposite the name of ERIC B. GURWIN, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

26. The information set forth opposite the name of KATHLEEN HEFFERNAN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

27. The information set forth opposite the name of LINDA HSUCH in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

28. The information set forth opposite the name of PETER HYANS in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

29. The information set forth opposite the name of THOMAS V. INGLESBY in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

30. The information set forth opposite the name of JOHN H. KRIKORIAN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

31. The information set forth opposite the name of VICTOR S. LAMBERTO in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

32. The information set forth opposite the name of KERRY LEBENGER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

33. The information set forth opposite the name of JEFFREY LEBENGER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

34. The information set forth opposite the name of RICHARD J. LESKO in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

35. The information set forth opposite the name of JERROLD S. LOZNER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

36. The information set forth opposite the name of ROBERT P. MARGIE in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

37. The information set forth opposite the name of DAVID P. MILLER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,205
         Number of Shares Covered by this Prospectus                      30,001
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

38. The information set forth opposite the name of LAWRENCE J. NASTRO in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

39. The information set forth opposite the name of RICHARD NELSON in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

40. The information set forth opposite the name of RICHARD NITZBERG in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

41. The information set forth opposite the name of MARK PERRIN, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

42. The information set forth opposite the name of JOSEPH S. RITTER in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

43. The information set forth opposite the name of ROBERT L. ROSENBAUM in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

44. The information set forth opposite the name of CATHERINE S. RYAN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830

         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

45. The information set forth opposite the name of R. GREGORY SACHS in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

46. The information set forth opposite the name of BARRY C. SILVER, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

47. The information set forth opposite the name of ROBERT D. SLAMA in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

48. The information set forth opposite the name of ROBERT R. SPRINGER, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

49. The information set forth opposite the name of GERALDINE SUMMA in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

50. The information set forth opposite the name of WILLIAM A. TANSEY in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

51. The information set forth opposite the name of WILLIAM N. TOTH in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

52. The information set forth opposite the name of MICHAEL WAX in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

53. The information set forth opposite the name of MAUREEN P. WHALEN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

54. The information set forth opposite the name of HENDRICK WHITMAN III in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

55. The information set forth opposite the name of JOSEPH M. WILDMAN, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

56. The information set forth opposite the name of RICHARD WILNOT in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

57. The information set forth opposite the name of CHARLES WITTMANN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

58. The information set forth opposite the name of NICHOLAS D. YATRAKIS, M.D. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

59. The information set forth opposite the name of MARK I. ZIMMERMAN in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                              36,830
         Number of Shares Covered by this Prospectus                      30,626
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

60. The information set forth opposite the name of SUMMIT MEDICAL GROUP, P.A. in the table of Selling Holders on page 13 of the Prospectus is deleted in its entirety and the following information inserted in lieu thereof:

         Number of Shares Beneficially Owned                             372,240
         Number of Shares Covered by this Prospectus                     372,240
         Number of Shares to be Held After Offering                            0
         Percent of Outstanding Shares After Offering                          *

         The date of this Prospectus Supplement is October 23, 1997.